Exhibit 10.21

AMENDED AND RESTATED PLEDGE AGREEMENT

(GUARANTORS)

THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this “Agreement”) is made on August 5, 2008, by and among SUPERIOR ESSEX INC., a Delaware corporation (“SEI”); SUPERIOR ESSEX HOLDING CORP., a Delaware corporation (“SEHC”); SE COMMUNICATIONS GP INC., a Delaware corporation (“SEC GP”); ESSEX INTERNATIONAL INC., a Delaware corporation (“Essex International”); ESSEX CANADA INC., a Delaware corporation (“Essex Canada”); ESSEX GROUP MEXICO INC., a Delaware corporation (“Essex Mexico”); and ESSEX MEXICO HOLDINGS, L.L.C., a Delaware limited liability company (“EMH”; SEI, SEHC, SEC GP, Essex International, Essex Canada, Essex Mexico, and EMH are collectively referred to herein as “Pledgor” and individually as “Pledgors”), and BANK OF AMERICA, N.A., a national banking association with a mailing address at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339, as administrative and collateral agent (in such capacity, together with its successors in such capacity, “Agent”) for each of the financial institutions (collectively, “Lenders”) now or hereafter parties to the Loan Agreement (as defined below), and the other Secured Parties (as defined in the Loan Agreement).

Recitals:

Pursuant to that certain Credit Agreement dated November 10, 2003, as amended and restated by that certain Amended and Restated Loan and Security Agreement dated April 14, 2006, by and among SUPERIOR ESSEX COMMUNICATIONS LP, a Delaware limited partnership (“Communications”), ESSEX GROUP, INC., a Michigan corporation (“EGI”; Communications and EGI are collectively referred to herein as “U.S. Borrowers”), Agent, and the various financial institutions party thereto from time to time (the “Existing Lenders”) (as at any time amended, restated, modified or otherwise supplemented prior to the date hereof, the “Existing Loan Agreement”), the Existing Lenders agreed to make loans to, and issue letters of credit and provide other financial accommodations on behalf of, U.S. Borrowers.

In connection with the Existing Loan Agreement, certain of the Pledgors executed and delivered that certain Continuing Guaranty Agreement dated November 10, 2003 in favor of Agent and the Existing Lenders, which Continuing Guaranty Agreement was further acknowledged and reaffirmed pursuant to that certain Acknowledgement and Reaffirmation of Loan Documents dated April 14, 2006 (as at any time amended, restated, modified or otherwise supplemented prior to the date hereof, the “Existing Guaranty”), pursuant to which the Pledgors jointly and severally unconditionally guaranteed to the Agent and the Existing Lenders the payment and performance of all of the “Guaranteed Obligations” as defined therein.

In connection with the Existing Guaranty, Pledgors executed and delivered that certain Pledge Agreement dated November 10, 2003 in favor of Agent and the Existing Lenders, which Pledge Agreement was further acknowledged and reaffirmed pursuant to that certain Acknowledgement Reaffirmation of Loan Documents dated April 14, 2006 (as at any time amended, restated, modified or otherwise supplemented prior to the date hereof, the “Existing Pledge Agreement”), pursuant to which Pledgors agreed to pledge to Agent the Pledged Collateral (as defined in the Existing Pledge Agreement) to secure the Guaranteed Obligations (as defined in the Existing Guaranty).

U.S. Borrowers and ESSEX GROUP CANADA INC., a Nova Scotia company (“Canadian Borrower”; U.S. Borrowers and Canadian Borrower are sometimes collectively referred to herein as “Borrowers” and individually as “Borrower”), have now entered into a certain Second Amended and Restated Loan Agreement dated the date hereof with Agent, Lenders and the other parties named therein

(as at any time amended, restated, modified or supplemented, the “Loan Agreement”), which Loan Agreement amends and restates the Existing Loan Agreement.

In connection with the Loan Agreement, Pledgors have executed and delivered that certain Amended and Restated Continuing Guaranty Agreement dated the date hereof in favor of Agent and the Lenders (as at any time amended, restated, modified or otherwise supplemented, the “Guaranty”), pursuant to which the Pledgors jointly and severally unconditionally guarantee to the Agent and the Lenders the payment and performance of all of the “Guaranteed Obligations” as defined therein.

It is a condition to the Secured Parties’ willingness to make loans and other financial accommodations to or for the benefit of Borrowers under the Loan Agreement that each of the Pledgors agree to amend and restate the Existing Pledge Agreement in its entirety as hereinafter set forth.

The parties hereto agree that the Existing Pledge Agreement is hereby amended and restated in its entirety by this Agreement, and each Pledgor agrees to pledge to the Agent, for the benefit of the Secured Parties, the Pledged Collateral described herein, and to ratify, renew and continue the prior pledge of such Pledged Collateral, in order to ensure and secure the prompt payment and performance of the Obligations.

NOW, THEREFORE, for Ten Dollars ($10.00) in hand paid to Pledgors and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to secure the timely payment and performance of the Secured Obligations (as hereinafter defined), each Pledgor agrees as follows:

1.             Definitions.  Capitalized terms used herein, unless otherwise defined, shall have the meaning ascribed to them in the Loan Agreement.  As used herein, the following terms shall have the following meanings:

“Companies” shall mean Communications, ECM, EGI, EGM, EMH, GEM, SEHC, and SEC GP, and each individually is referred to herein as a “Company”.

“ECM” shall mean Essex Comercial Mexico, S. de R.L. de C.V., a Mexican company.

“EGM” shall mean Essex Group Mexico S.A. de CV., a Mexican company.

“EMH” shall mean Essex Mexico Holdings, L.L.C., a Delaware limited liability company.

“Essex International” shall mean Essex International Inc., a Delaware corporation.

“GEM” shall mean Grupo Essex de Mexico, S. de R.L. de C.V., a Mexican company.

“Pledged Collateral” shall have the meaning ascribed to in Section 2 hereof.

“Power” shall have the meaning ascribed to it in Section 2 hereof.

“SEC GP” shall mean SE Communications GP Inc., a Delaware corporation.

“SEHC” shall mean Superior Essex Holding Corp., a Delaware corporation.

“Secured Obligations” shall mean all of the Obligations under (and as defined in) the Loan Agreement, including, without limitation, all U.S. Obligations and

Canadian Obligations, all liabilities and obligations of Pledgors as guarantors of the U.S. Obligations and Canadian Obligations pursuant to Pledgors’ Guaranty, and all obligations of each Pledgor now or hereafter existing under this Agreement.

2.             Pledge; Agent’s Duties.

(a)           Each Pledgor hereby pledges, assigns, transfers, sets over and delivers to Agent, and hereby grants to Agent, for the benefit of itself and Lenders, a security interest in all of the Equity Interests of the Companies held by such Pledgor and more particularly described on Annex A and all of such Pledgor’s options, if any, for the purchase of any Equity Interests of the Companies, herewith delivered to Agent, and where certificated, accompanied by powers (“Powers”) duly executed in blank, with signatures properly guaranteed, and all proceeds thereof and all dividends or distributions at any time payable in connection therewith (said Equity Interests, Powers, options, proceeds, dividends and distributions hereinafter collectively called the “Pledged Collateral”) as security for the due and punctual payment and performance of the Secured Obligations.  In addition to the foregoing, each Pledgor hereby ratifies, reaffirms, renews and continues its prior pledge and grant of a security interest in favor of Agent, for the benefit of the Secured Parties, in all of the Pledged Collateral described in the Existing Pledge Agreement.  Notwithstanding anything to the contrary contained herein or in the other Loan Documents, Pledgors shall not pledge more than 65% of the total voting Equity Interests in any Foreign Subsidiary as Pledged Collateral.

(b)           Agent shall have no duty with respect to any of the Pledged Collateral other than the duty to use reasonable care in the safe custody of any tangible items of the Pledged Collateral in its possession.  Without limiting the generality of the foregoing, Agent shall be under no obligation to sell any of the Pledged Collateral or otherwise to take any steps necessary to preserve the value of any of the Pledged Collateral or to preserve rights in the Pledged Collateral against any other Persons, but may do so at its option, and all expenses incurred in connection therewith shall be for the sole account of Pledgors.

3.             Voting Rights.  During the term of this Agreement, and so long as no Event of Default shall exist, each Pledgor shall have the right to vote all or any portion of the Equity Interests owned by such Pledgor on all corporate questions for all purposes not inconsistent with the terms of this Agreement or any of the other Loan Documents.  To that end, if Agent transfers all or any portion of the Pledged Collateral, into its name or the name of its nominee, to the extent authorized to do so under this Agreement or any of the other Loan Documents, Agent shall, upon the request of any Pledgor, unless an Event of Default shall exist, execute and deliver or cause to be executed and delivered to such Pledgor, proxies with respect to the Pledged Collateral. Each Pledgor hereby grants to Agent, effective only upon the occurrence and during the continuation of any Event of Default, an IRREVOCABLE PROXY pursuant to which Agent shall be entitled to exercise all voting powers pertaining to the Pledged Collateral, including to call and attend all meetings of the shareholders or members of the Companies to be held from time to time with full power to act and vote in the name, place and stead of such Pledgor (whether or not the Equity Interests shall have been transferred into its name or the name of its nominee or nominees), give all consents, waivers and ratifications in respect of the Pledged Collateral and otherwise act with respect thereto as though it were the outright owner thereof, and any and all proxies theretofore executed by Agent shall terminate and thereafter be null and void and of no effect whatsoever.

4.             Collection of Dividend Payments.  During the term of this Agreement, and so long as there shall not exist any Event of Default, each Pledgor shall have the right to receive and retain any and all dividends and other distributions payable by any Company to such Pledgor on account of any of the Pledged Collateral; provided, that, to the extent any Pledgor shall receive any dividends or other distributions which are not expressly permitted under or contemplated by the Loan Agreement, such Pledgor shall hold the same in trust and promptly pay the same over to Agent for application to the Secured Obligations.  Upon the occurrence and during the continuation of any Event of Default, all dividends and other distributions payable by any Company on account of any of the Pledged Collateral shall be paid to Agent and any such sum received by such Pledgor shall be deemed to be held by such Pledgor in trust for the benefit of Agent and shall be forthwith turned over to Agent for application by Agent to the Secured Obligations in such order of application as is specified in the Loan Agreement.

5.             Representations and Warranties of Each Pledgor.  Each Pledgor warrants and represents to Agent as follows (which representations and warranties shall be deemed continuing):  (a) such Pledgor is the legal and beneficial owner of its respective portion of the Pledged Collateral-indicated on Annex A; (b) all of the Equity Interests have been duly and validly issued, are fully paid and nonassessable, and are owned by such Pledgor free of any Liens except for Permitted Liens and Agent’s security interest hereunder; (c) the Pledged Collateral constitutes (i) all of the issued and outstanding Equity Interests of each of Communications, EGI, EMH, Essex International, SEHC, and SEC GP, and (ii) 65% of the issued and outstanding voting Equity Interests of each of ECM, EGM and GEM; (d) there are no contractual or charter restrictions upon the voting rights or upon the transfer of any of the Pledged Collateral; (e) such Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer the Pledged Collateral without the consent of any other party and free of any Liens other than Permitted Liens and applicable restrictions imposed by any Governmental Body and without any restriction under the Organic Documents of such Pledgor or any Company or any agreement among such Pledgor’s or any Company’s shareholders or members; (f) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights; (g) the execution, delivery and performance by such Pledgor of this Agreement and the exercise by Agent of its rights and remedies hereunder do not and will not result in the violation of the articles of incorporation or organization or by-laws or operating agreement of such Pledgor, any material agreement, indenture, instrument or Applicable Law by which such Pledgor or any Company is bound or to which such Pledgor or any Company is subject (except such Pledgor makes no representation or warranty about Agent’s prospective compliance with any federal or state laws or regulations governing the sale or exchange of securities); (h) no consent, filing, approval, registration or recording is required (x) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or (y) to perfect the Lien created by this Agreement; (i) none of the Pledged Collateral is held or maintained in the form of a securities entitlement or credited to any securities account; (j) none of the Pledged Collateral constituting membership interests in a limited liability company is, nor has the relevant Company elected to designate any of the Pledged Collateral as, a “security” under (and as defined in) Article 8 of the UCC; and (k) unless a Power is delivered in connection therewith, none of the Pledged Collateral is evidenced by a certificate or other writing.

6.             Affirmative Covenants of Pledgors.  Until all of the Secured Obligations have been satisfied in full and the Loan Agreement has been terminated, each Pledgor covenants that it will:  (a) warrant and defend at its own expense Agent’s right, title, and security interest in and to the Pledged Collateral against the claims of any Person; (b) promptly deliver to Agent all material written notices with respect to the Pledged Collateral, and will promptly give written notice to Agent of any other notices received by such Pledgor with respect to the Pledged Collateral; and (c) deliver to Agent promptly to hold under this Agreement any Equity Interests of the Companies subsequently acquired by such Pledgor, whether acquired by such Pledgor by virtue of the exercise of any options included within the Pledged Collateral or otherwise (which Equity Interests shall be deemed to be a part of the Pledged Collateral); (d) if any of the Pledged Collateral constituting membership interests in a limited liability company is hereafter designated by the relevant Company as a “security” under (and as defined in) Article 8 of the

UCC, cause such Pledged Collateral to be certificated; and (e) if at any time hereafter any of the Pledged Collateral which is not currently certificated becomes certificated, deliver all certificates or other documents evidencing or representing the Pledged Collateral to Agent, accompanied by Powers, all in form and substance satisfactory to Agent and as required pursuant to this Agreement.

7.             Negative Covenants of Pledgors.  Until all of the Secured Obligations have been satisfied in full and the Loan Agreement has been terminated, each Pledgor covenants that it will not, without the prior written consent of Agent, (a) sell, convey or otherwise dispose of any of the Pledged Collateral or any interest therein other than as permitted under the Loan Agreement; (b) incur or permit to be incurred any Lien whatsoever upon or with respect to any of the Pledged Collateral or the proceeds thereof, other than the security interest created hereby and Permitted Liens, such term to be applicable mutatis mutandis to any such Pledgor and its Pledged Collateral; (c) consent to the issuance by any Company of any new Equity Interests unless otherwise expressly permitted under the Loan Agreement; (d) consent to any merger or other consolidation of any Company with or into any corporation or other entity other than as permitted under the Loan Agreement; (e) cause any Pledged Collateral to be held or maintained in the form of a security entitlement or credited to any securities account; (f) designate, or cause any Company to designate, any of the Pledged Collateral constituting membership interests in a limited liability company as a “security” under Article 8 of the UCC; or (g) evidence, or permit any Company to evidence, any of the Pledged Collateral which is not currently certificated, with any certificates, instruments or other writings, unless the relevant Company has complied with the provisions of Section 6(e) of this Agreement.

8.             Irrevocable Authorization and Instruction to Companies. To the extent that any portion of the Pledged Collateral may now or hereafter consist of uncertificated securities within the meaning of Section 8 of the UCC, each Pledgor irrevocably authorizes and instructs each Company to comply with any instruction received by such Company from Agent with respect to such Pledged Collateral without any other or further instructions from or consent of any Pledgor, and each Pledgor agrees that each Company shall be fully protected in so complying; provided, however, that Agent agrees that Agent will not issue or deliver any instructions to any Company except upon the occurrence and during the continuance of an Event of Default.

9.             Subsequent Changes Affecting Pledged Collateral.  Each Pledgor represents to Agent that each Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and each Pledgor agrees that Agent shall have no responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

10.          Equity Interest Adjustments.  If during the term of this Agreement any dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Companies, or any option included within the Pledged Collateral is exercised, or both, all new, substituted and additional Equity Interests, or other securities, issued by reason of any such change or exercise shall, if received by any Pledgor, be held in trust for Agent’s benefit and shall be promptly delivered to and held by Agent under the terms of this Agreement in the same manner as the Pledged Collateral originally pledged hereunder.

11.          Warrants, Options and Rights.  If during the term of this Agreement subscription warrants or any other rights or options shall be issued to a Pledgor or exercised in connection with the

Pledged Collateral, then such warrants, rights and options shall be immediately assigned by such Pledgor to Agent and all certificates evidencing new Equity Interests or other securities so acquired by such Pledgor shall be immediately delivered to and held by Agent to be held under the terms of this Agreement in the same manner as the Pledged Collateral originally pledged hereunder.

12.          Registration.  If Agent determines that it is required to register under or otherwise comply in any way with the Securities Act of 1933, as amended (the “Securities Act”) or any similar federal or state law, with respect to the securities included in the Pledged Collateral prior to sale thereof by Agent, then upon the occurrence and during the continuation of an Event of Default, any Pledgors will cooperate with Agent to register any Pledged Collateral under the Securities Act at the sole cost and expense of Pledgors.

13.          Consent.  Each Pledgor hereby consents that, before or after the occurrence or existence of any Default or Event of Default, with or without notice to or assent from such Pledgor, if any security at any time held by or available to Agent for any of the Secured Obligations is exchanged, surrendered, or released, or if any of the Secured Obligations is changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as Agent may see fit and in each case of such exchange, surrender or release subject to the terms and conditions of the applicable Security Documents, each Pledgor shall nonetheless remain bound under this Agreement and under the other Loan Documents notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver or inaction, extension of further credit or other dealing.

14.          Remedies Upon Default.  Upon the occurrence and during the continuation of any Event of Default, (i) Agent shall have, in addition to any other rights given by law or the rights given hereunder or under each of the other Loan Documents, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC and (ii) Agent may cause all or any part of the Equity Interests held by it to be transferred into its name or the name of its nominee or nominees.  In addition, upon the occurrence and during the continuation of an Event of Default, Agent may sell or cause the Pledged Collateral, or any part thereof, which shall then be or shall thereafter come into Agent’s possession or custody, to be sold at any broker’s board or at public or private sale, in one or more sales or lots, at such price as Agent may deem best, and for cash or on credit or for future delivery, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever of any Pledgor or arising through any Pledgor.  If any of the Pledged Collateral is sold by Agent upon credit or for future delivery, Agent shall not be liable for the failure of the purchaser to pay the same and in such event Agent may resell such Pledged Collateral.  Unless the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Agent will give Pledgors reasonable written notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made.  Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable.  Any requirements of reasonable notice shall be met if such notice is mailed to Pledgors, as provided in Section 22 below, at least ten (10) days before the time of the sale or disposition.  Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by Applicable Law, waived.  Agent may, in its own name, or in the name of a designee or nominee, buy at any public sale of the Pledged Collateral and, if permitted by Applicable Law, buy at any private sale thereof.  Pledgors will pay to Agent on demand all expenses (including court costs and reasonable attorneys’ fees and expenses) of, or incident to, the enforcement of any of the provisions hereof and all other charges due against the Pledged Collateral, including taxes, assessments or Liens upon the Pledged Collateral and any expenses, including transfer or other taxes, arising in connection with any sale, transfer or other disposition of Pledged Collateral.  In connection with any sale of Pledged Collateral by Agent, Agent shall have the right to execute any document or form, in its name or in the name of Pledgors, which may be necessary or desirable in connection with such sale, including Form 144 promulgated by the Securities and Exchange Commission.  In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected Pledgors agrees that Agent may, upon the occurrence and during the continuation of an Event of Default, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who will represent and agree that they are accredited investors (as defined in Regulation D promulgated under the Securities Act) purchasing for investment only and not for distribution.  Each Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner.  Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act even if the issuer would agree to do so.  Agent shall apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys’ fees, and all legal expenses, travel and other expenses which may be incurred by Agent in attempting to collect the Secured Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Secured Obligations in the manner authorized by the Loan Agreement.

15.          Redemption; Marshaling.  Each Pledgor hereby waives and releases to the fullest extent permitted by Applicable Law any right of equity of redemption with respect to the Pledged Collateral before or after a sale conducted pursuant to Section 14 hereof.  Each Pledgor agrees that Agent shall not be required to marshal any present or future security (including this Agreement and the Pledged Collateral pledged hereunder) for, or guaranties of, the Secured Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of Agent’s rights hereunder and in respect of such security and guaranties shall be cumulative and in addition to all other rights, however existing or arising.  To the fullest extent that it lawfully may, each Pledgor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights under this Agreement or under any other instrument evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or guaranteed, and to the fullest extent that it lawfully may, each Pledgor hereby irrevocably waives the benefits of all such laws.

16.          Term.  This Agreement shall become effective only when accepted by Agent and, when so accepted, shall constitute a continuing agreement and shall remain in full force and effect until the Loan Agreement is terminated and all of the Secured Obligations have been fully and finally paid, satisfied and discharged, at which time this Agreement shall terminate and Agent shall deliver to Pledgors, at Pledgors’ expense, (i) such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to this Agreement and (ii) such termination statements and other release documents as may be requested by Pledgors to evidence the termination of Agent’s security interest in the Pledged Collateral. Notwithstanding the foregoing, in no event shall any termination of this Agreement terminate any indemnity set forth in this Agreement or any of the other Loan Documents, all of which indemnities shall survive any termination of this Agreement or any of other Loan Documents in accordance with their respective terms.

17.          Rules and Construction.  The singular shall include the plural and vice versa, and any gender shall include any other gender as the text shall indicate.  All references to “including” shall mean “including, without limitation”.  Whenever in this Agreement the words “equity interest” or “equity interests”  or other similar words or phrases are used in connection with a Person referring to equity ownership interests in such Person, such word or phrase shall also be deemed to include a reference to membership interests, each reference to a “corporation” shall also be deemed to include a reference to a limited liability company, each reference to “shareholders” of a Person shall also be deemed to include a reference to members and each reference to “certificate of incorporation” or “articles of incorporation” or “bylaws” shall also be deemed to include a reference to “certificate of formation” and “operating agreement” or other constituent documents of a limited liability company, and “certificate of limited partnership” and “limited partnership agreement” or other constituent documents of a limited partnership.

18.          Successors and Assigns.  This Agreement shall be binding upon each Pledgor and its successors and assigns, and shall inure to the benefit of Agent and its successors and permitted assigns.

19.          Construction and Applicable Law.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but, if any provision of this Agreement shall be held to be prohibited or invalid under any Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

20.          Cooperation and Further Assurances.  Each Pledgor agrees that it will cooperate with Agent and will, upon Agent’s request, execute and deliver, or cause to be executed and delivered, all such other powers, instruments, financing statements, certificates, legal opinions and other documents, and will take all such other action as Agent may reasonably request from time to time, in order to carry out the provisions and purposes hereof, including delivering to Agent, if requested by Agent, irrevocable proxies with respect to the Equity Interests in form satisfactory to Agent (subject to such Pledgor’s voting rights under Section 3 hereof). Until receipt thereof, this Agreement shall constitute each Pledgor’s proxy to Agent or its nominee to vote all shares of the Equity Interests then registered in such Pledgor’s name (subject to such Pledgor’s voting rights under Section 3 hereof).

21.          Agent’s Exoneration.  Under no circumstances shall Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Pledged Collateral of any nature or kind, other than the physical custody thereof, or any matter or proceedings arising out of or relating thereto.  Agent shall not be required to take any action of any kind to collect, preserve or protect its or any Pledgor’s rights in the Pledged Collateral or against other parties thereto.  Agent’s prior recourse to any part or all of the Pledged Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Secured Obligations.

22.          Notices.  All notices, requests and demand to or upon either party hereto shall be given in the manner and become effective as stipulated in the Loan Agreement.

23.          Pledgors’ Obligations Not Affected.  The obligations of Pledgors hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor; (b) any exercise or nonexercise, or any waiver, by Agent of any right, remedy, power or privilege under or in respect of any of the Secured Obligations or any security thereof (including this

Agreement); (c) any amendment to or modification of the Loan Agreement, the other Loan Documents or any of the Secured Obligations; (d) any amendment to or modification of any instrument (other than this Agreement) securing any of the Secured Obligations; or (e) the taking of additional security for, or any guaranty of, any of the Secured Obligations or the release or discharge or termination of any security or guaranty for any of the Secured Obligations, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

24.          No Waiver, Etc.  No act, failure or delay by Agent shall constitute a waiver of any of its rights and remedies hereunder or otherwise.  No single or partial waiver by Agent of any Default or Event of Default or right or remedy which Agent may have shall operate as a waiver of any other Default, Event of Default, right or remedy or of the same Default, Event of Default, right or remedy on a future occasion.  Each Pledgor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Secured Obligations or the Pledged Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein).

25.          Section Headings.  The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

26.          Agent Appointed Attorney-In-Fact.  Each Pledgor hereby constitutes and appoints Agent, with full power of substitution, such Pledgor’s attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that, Agent may only utilize such power of attorney if an Event of Default exists.  Without limiting the generality of the foregoing, Agent shall have the power to arrange for the transfer, upon the occurrence and during the continuation of an Event of Default, of any of the Pledged Collateral on the books of any or all of Companies to the name of Agent or Agent’s nominee.  Each Pledgor agrees to indemnify and save Agent harmless from and against any liability or damage which Agent may suffer or incur, in the exercise or performance of any of Agent’s powers and duties specifically set forth herein, except for any liability or damage resulting from Agent’s actual gross negligence or willful misconduct.

27.          Use of Loan Proceeds.  Each Pledgor hereby represents and warrants to Agent that none of the loan proceeds heretofore and hereafter received by Borrowers under the Loan Agreement are for the purpose of purchasing any “margin security” in violation of Section 9.1.24 of the Loan Agreement.

28.          Waiver of Subrogation and Other Claims.  Each Pledgor recognizes that Agent, in exercising its rights and remedies with respect to the Pledged Collateral, may likely be unable to find one or more purchasers thereof if, after the sale of the Pledged Collateral, a Company were, because of any claim based on subrogation or any other theory, liable to any Pledgor on account of the sale by Agent of the Pledged Collateral in full or partial satisfaction of the Secured Obligations or liable to any Pledgor on account of any indebtedness owing to any Pledgor that is subordinated to any or all of the Secured Obligations.  Each Pledgor hereby agrees, therefore, that if, in accordance with Applicable Law, Agent sells any of the Pledged Collateral in full or partial satisfaction of the Secured Obligations, such Pledgor shall in such case have no right or claim against any Company on account of any such subordinated indebtedness on the theory that such Pledgor has become subrogated to any claim or right of Agent against such Company or on any basis whatsoever, and each Pledgor hereby expressly waives and relinquishes all such rights and claims against Companies.

29.          Amendment and Restatement.

(a)           This Agreement amends and restates the Existing Pledge Agreement.  All rights, benefits, indebtedness, interests, liabilities and obligations of the parties to the Existing Pledge Agreement and the agreements, documents and instruments executed and delivered in connection with the Existing Pledge Agreement (collectively, the “Existing Pledge Documents”) are hereby renewed, amended, restated and superseded in their entirety according to the terms and provisions set forth in this Agreement and the other Loan Documents.  This Agreement does not constitute, nor shall it result in, a waiver of, or release, discharge or forgiveness of, any amount payable pursuant to the Existing Pledge Agreement or any indebtedness, liabilities or obligations of any Pledgor thereunder, all of which are renewed and continued and are hereafter payable and to be performed in accordance with this Agreement and the other Loan Documents.  Neither this Agreement nor any of the other Loan Documents extinguishes the indebtedness or liabilities outstanding in connection with the Existing Pledge Documents, nor do they constitute a novation with respect thereto.

(b)           All security interests, pledges, assignments, and other Liens previously granted by each Pledgor pursuant to the Existing Pledge Documents are hereby renewed and continued, and all such security interests, pledges, assignments and other Liens shall remain in full force and effect as security for the Secured Obligations.

30.          WAIVERS.  EACH PLEDGOR HEREBY WAIVES:  NOTICE OF LENDER’S ACCEPTANCE OF THIS AGREEMENT; NOTICE OF EXTENSIONS OF CREDIT, LOANS, ADVANCES OR OTHER FINANCIAL ASSISTANCE BY AGENT AND LENDERS TO BORROWERS; TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND LENDERS ALSO WAIVE) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM CONCERNING THIS AGREEMENT OR ANY OF THE PLEDGED COLLATERAL; PRESENTMENT AND DEMAND FOR PAYMENT OF ANY OF THE SECURED OBLIGATIONS; PROTEST AND NOTICE OF DISHONOR OR DEFAULT WITH RESPECT TO ANY OF THE SECURED OBLIGATIONS; AND ALL OTHER NOTICES TO WHICH SUCH PLEDGOR MIGHT OTHERWISE BE ENTITLED EXCEPT AS HEREIN OTHERWISE EXPRESSLY PROVIDED.

[Remainder of page intentionally left blank; signatures begin on following page.]

IN WITNESS WHEREOF, each Pledgor has signed, sealed and delivered this Agreement on the day and year first above written.

SUPERIOR ESSEX INC.
(“Pledgor”)

By:
Name:
Title:

[CORPORATE SEAL]

SUPERIOR ESSEX HOLDING CORP.
(“Pledgor”)

By:
Name:
Title:

[CORPORATE SEAL]

SE COMMUNICATIONS GP INC.
(“Pledgor”)

By:
Name:
Title:

[CORPORATE SEAL]

ESSEX INTERNATIONAL INC.
(“Pledgor”)

By:
Name:
Title:

[CORPORATE SEAL]

[Signatures continue on following page.]

Amended and Restated Pledge Agreement - Guarantors

ESSEX CANADA INC.
(“Pledgor”)

By:
Name:
Title:

[CORPORATE SEAL]

ESSEX GROUP MEXICO INC.
(“Pledgor”)

By:
Name:
Title:

[CORPORATE SEAL]

ESSEX GROUP, INC.
(“Pledgor”)

By:
Name:
Title:

[CORPORATE SEAL]

ESSEX MEXICO HOLDINGS, L.L.C.
(“Pledgor”)

By:
Name:
Title:

[SEAL]

[Signatures continue on following page.]

Amended and Restated Pledge Agreement - Guarantors

ESSEX GROUP MEXICO INC.
(“Pledgor”)

By:
Name:
Title:

[CORPORATE SEAL]

Accepted in Atlanta, Georgia:

BANK OF AMERICA, N.A.,
as Agent

By:
Name:
Title:

Amended and Restated Pledge Agreement - Guarantors

ANNEX A

				Percentage of
		Type and Class of	Number of Pledged	Outstanding Equity
Pledgor	Issuer	Equity Interests	Equity Interests	Interests
Superior Essex, Inc.	Superior Essex Holding Corp.	Common	1,000	100%

Superior Essex Holding Corp.	Essex International Inc.	Common	100	100%

Superior Essex Holding Corp.	SE Communications GP Inc.	Common	1,000	100%

Superior Essex Holding Corp.	Superior Essex Communications LP	Limited Partnership Interests	N/A	100%

SE Communications GP Inc.	Superior Essex Communications LP	General Partnership Interests	N/A	100%

Essex International Inc.	Essex Group, Inc.	Common	100	100%

Essex Group Mexico, Inc.	Essex Group Mexico S.A. de CV.	Common	3,250	65%

Essex Group Mexico, Inc.	Essex Mexico Holdings, L.L.C.	N/A	N/A	100%

Essex Group Mexico, Inc.	Grupo Essex de Mexico, S. de. R.L. de C.V.	Common	1,950	65%

Essex Group Mexico, Inc.	Essex Comercial Mexico	—	—	65%

Amended and Restated Pledge Agreement - Guarantors